Related party transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
During the year ended December 31, 2017, the Company received net proceeds of $23.2 million upon issuing ordinary shares and warrants for ordinary shares, of which $1.2 million was from existing investors and executives.
In connection with providing scientific and business advisory services, the Company had engaged the consulting services of a director and compensation for services was provided at a fixed fee of $3,000 per month. The agreement terminated in April 2018.